Exhibit 10.21

Execution Version

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 7, 2022 (the “Effective Date”), is made and entered into by and among Dragonfly Energy Holdings Corp., a Delaware corporation (f/k/a Chardan NexTech Acquisition 2 Corp.) (the “Company”), and each of the stockholders set forth on the signature pages hereto (each, a “Stockholder” collectively, the “Stockholders”).

WHEREAS, on the Effective Date, certain Stockholders identified as the “Initial Stockholders” on Exhibit A hereto (the “Initial Stockholders”) collectively hold 3,162,500 shares of Common Stock (the “Initial Shares”) and warrants exercisable for 4,627,858 shares of Common Stock (the “Initial Warrants”), which were issued to the Initial Stockholders prior to the consummation of the Company’s initial public offering;

WHEREAS, the Company and the Initial Stockholders are party to that certain Registration Rights Agreement, dated August 10, 2021 (the “Original RRA”);

WHEREAS, on the Effective Date, certain of the Stockholders identified as the “Dragonfly Stockholders” on Exhibit A hereto (the “Dragonfly Stockholders”) have acquired an aggregate of 64,435,337 shares of Common Stock (together with any shares of Common Stock that may be issued to the Dragonfly Stockholders as Earnout Shares (as defined in the Merger Agreement) in connection with the consummation of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 15, 2022, by and among the Company, Bronco Merger Sub, Inc., a Nevada corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”), and Dragonfly Energy Corp., a Nevada corporation (the “Acquired Company”), pursuant to which Merger Sub merged with and into the Acquired Company (the “Merger”), with the Acquired Company surviving the Merger as a wholly owned subsidiary of the Company;

WHEREAS, on the date hereof, the PIPE Investor (as defined below) purchased an aggregate of 500,000 shares of Common Stock less the Open Market Share Credit (as defined in the Subscription Agreement) (the “PIPE Shares”) in a transaction exempt from registration under the Securities Act pursuant to the Subscription Agreement dated as of May 15, 2022, entered into by and between the Company and the PIPE Investor (the “Subscription Agreement”); and

WHEREAS, in connection with the Closing, the Company and the Initial Stockholders desire to amend and restate the Original RRA in its entirety as set forth herein, and the Stockholders and the Company desire to enter into this Agreement to provide the Stockholders with certain rights relating to the registration of such securities from time to time after the Effective Date.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.            CERTAIN DEFINITIONS. As used in this Agreement, the following capitalized terms used herein shall have the following meanings:

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities and Exchange Act of 1934, as amended.

“Acquired Company” has the meaning set forth in the Recitals.

“Agreement” has the meaning set forth in the Preamble.

“Allowed Delay” has the meaning set forth in Section 2(c)(iii).

“Availability Date” has the meaning set forth in Section 3(n).

“Block Trade” means an offering and/or sale of Registrable Securities by any Stockholder on a block trade or underwritten basis (whether firm commitment or otherwise) not involving a “roadshow,” including, without limitation, a same day trade, overnight trade or similar transaction.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

“Closing” shall have the meaning given in the Merger Agreement.

“Common Stock” means the Company’s common stock, par value $0.0001 per share.

“Company” has the meaning set forth in the Preamble.

“Cut Back Shares” has the meaning set forth in Section 2(d).

“Demand” has the meaning set forth in Section 2(e)(i).

“Demanding Stockholders” has the meaning set forth in Section 2(e)(i).

“Dragonfly Stockholders” has the meaning set forth in the Recitals.

“Earnout Shares” has the meaning set forth in the Merger Agreement.

“Effective Date” has the meaning set forth in the Preamble.

“Effectiveness Period” has the meaning set forth in Section 3(a).

“Filing Deadline” has the meaning set forth in Section 2(a)(i).

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Initial Registration Statement” has the meaning set forth in Section 2(a)(i).

“Initial Shares” has the meaning set forth in the Recitals.

“Initial Stockholders” has the meaning set forth in the Recitals.

“Initial Warrants” has the meaning set forth in the Recitals.

“Lock-up” shall have the meaning given in Section 6.

“Lock-up Parties” shall mean the Dragonfly Stockholders and their Permitted Transferees.

“Lock-up Period” shall mean the period beginning on the Closing Date and ending on the date that is six (6) months after the Closing Date.

“Lock-up Shares” shall mean (a) the shares of Common Stock and any other equity securities convertible into or exercisable or exchangeable for shares of Common Stock held by the Dragonfly Stockholders immediately following the Closing (other than shares of Common Stock acquired in the public market) and (b) any Earnout Shares issued within six (6) months of the Closing Date and the shares of Common Stock issued with respect to or in exchange for such Earnout Shares (if applicable).

“Losses” has the meaning set forth in Section 5(a).

“Maximum Number of Shares” has the meaning set forth in Section 2(e)(ii).

“Merger” has the meaning set forth in the Recitals.

“Merger Agreement” has the meaning set forth in the Recitals.

“Merger Sub” has the meaning set forth in the Recitals.

“Minimum Takedown Threshold” has the meaning set forth in Section 2(e)(i).

“Misstatement” means an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.

“Original RRA” has the meaning set forth in the Recitals.

“Other Coordinated Offering” has the meaning set forth in Section 2(f)(i).

“Permitted Transferees” means (a) with respect to the Dragonfly Stockholders and their respective Permitted Transferees, (i) prior to the expiration of the Lock-up Period, any person or entity to whom such Stockholder is permitted to transfer such Registrable Securities prior to the expiration of the Lock-up Period pursuant to Section 6(b) and (ii) after the expiration of the Lock-up Period, any person or entity to whom such Stockholder is permitted to transfer such Registrable Securities, subject to and in accordance with any applicable agreement between such Stockholder and/or their respective Permitted Transferees and the Company and any transferee thereafter; and (b) with respect to all other Stockholders and their respective Permitted Transferees, any person or entity to whom a Stockholder is permitted to transfer its Registrable Securities, including prior to the expiration of any lock-up period applicable to such Registrable Securities, subject to and in accordance with any applicable agreement between such Stockholder and/or their respective Permitted Transferees and the Company and any transferee thereafter.

“Piggy-Back Registration” has the meaning set forth in Section 2(f)(i).

“PIPE Investor” means Chardan Capital Markets, LLC.

“PIPE Shares” has the meaning set forth in the Recitals.

“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) when available to be used, any “free writing prospectus” as defined in Rule 405 under the 1933 Act.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means (a) any outstanding shares of Common Stock and any other equity security (including the Initial Warrants and any other warrants to purchase shares of Common Stock and shares of Common Stock issued or issuable upon the exercise of any other equity security) of the Company held by a Stockholder immediately following the Closing (including any securities distributable pursuant to the Merger Agreement and any PIPE Shares); (b) any outstanding shares of Common Stock or any other equity security (including warrants to purchase shares of Common Stock and shares of Common Stock issued or issuable upon the exercise of any other equity security) of the Company acquired by a Stockholder following the date hereof to the extent that such securities are “restricted securities” (as defined in Rule 144) or are otherwise held by an “affiliate” (as defined in Rule 144) of the Company; (c) any shares of Common Stock and any other equity security received as Earnout Shares; and (d) any other equity security of the Company or any of its subsidiaries issued or issuable with respect to any securities referenced in clause (a), (b) or (c) above by way of a stock dividend or stock split or in connection with a recapitalization, merger, consolidation, spin-off, reorganization or similar transaction; provided that, such securities shall cease to be Registrable Securities upon the earliest to occur of: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement by the applicable Stockholder; (ii) such securities shall have been otherwise transferred, new certificates or book entry positions for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) such securities shall have ceased to be outstanding; (iv) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction in compliance with Rule 144 following the Closing Date; or (v) with respect to a Stockholder, when all such securities held by such Stockholder could be sold without restriction on volume or manner of sale in any three-month period without registration under Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the SEC).

“Registration Statement” means any registration statement filed by the Company under the 1933 Act and the rules and regulations promulgated thereunder that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits to and all material incorporated by reference in such Registration Statement.

“Requesting Stockholder” means Stockholders requesting piggy back rights pursuant to this Agreement with respect to an Underwritten Offering or Underwritten Shelf Takedown.

“Required Stockholders” means the Stockholders holding a majority of the Registrable Securities outstanding from time to time.

“Restriction Termination Date” has the meaning set forth in Section 2(d).

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the 1933 Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule.

“Rule 415” has the meaning set forth in Section 2(a)(i).

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Restrictions” has the meaning set forth in Section 2(d).

“Selling Stockholder” means any Stockholder electing to sell any of its Registrable Securities in a Registration.

“Selling Stockholder Questionnaire” means such form of questionnaire as may reasonably be adopted by the Company from time to time.

“Sponsor” means Chardan NexTech Investments 2 LLC prior to its dissolution and, after the dissolution of Chardan NexTech Investments 2 LLC, the members of Chardan NexTech Investments 2 LLC.

“Sponsor Managers” shall mean (i) prior to the dissolution of the Sponsor, the managers of the Sponsor and (ii) after the dissolution of the Sponsor, the managers of the Sponsor immediately prior to such dissolution.

“Sponsor Member” shall mean a member of Sponsor who becomes party to this Agreement as a Permitted Transferee of Sponsor.

“Stockholder” has the meaning set forth in the Preamble.

“Stockholder Indemnified Party” has the meaning set forth in Section 5(a).

“Subscription Agreement” has the meaning set forth in the Recitals.

“Subsequent Registration Statement” means a new registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415.

“Trading Day” means a day on which the Common Stock is listed or quoted and traded on the Nasdaq Capital Market.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Offering” has the meaning set forth in Section 2(e)(i).

“Underwritten Shelf Takedown” has the meaning set forth in Section 2(e)(i).

“Withdrawal Notice” has the meaning set forth in Section 2(e)(iii).

2.            REGISTRATION RIGHTS.

(a)            Registration Statements.

(i)            As soon as practicable following the Effective Date but no later than thirty (30) calendar days after the Effective Date (the “Filing Deadline”), the Company shall submit to or file with the SEC a Registration Statement registering the resale of all of the Registrable Securities (determined as of two (2) Business Days prior to such submission or filing) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 promulgated under the 1933 Act (“Rule 415”) or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-1; provided, however, that no Stockholder shall be named as an Underwriter in such Registration Statement without the Stockholder’s prior written consent. The Company shall use commercially reasonable efforts to convert or replace the Initial Registration Statement with a Registration Statement on Form S-3 promptly following confirmation that the Company has become eligible to use Form S-3 to register the Registrable Securities.

(ii)            Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock combinations, stock dividends or similar transactions with respect to the Registrable Securities. Such Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Stockholders prior to its filing or other submission.

(iii)            If the Initial Registration Statement ceases to be effective under the 1933 Act for any reason at any time while Registrable Securities are still outstanding, the Company shall use its commercially reasonable efforts to as promptly as is reasonably practicable to cause such Initial Registration Statement to again become effective under the 1933 Act or file a Subsequent Registration Statement registering the resale of all Registrable Securities (determined as of two (2) business days prior to such filing) pursuant to any method or combination of methods legally available to the Company. Any Subsequent Registration Statement shall be an automatic shelf registration statement (as defined in Rule 405 promulgated under the 1933 Act) if the Company is a well-known seasoned issuer (as defined in Rule 405 promulgated under the 1933 Act) at the most recent applicable eligibility determination date, and shall be on Form S-3 to the extent that the Company is eligible to use such form.

(b)            Expenses. Except as otherwise set forth herein, the Company will pay all expenses associated with each Registration Statement, including filing and printing fees, the fees and expenses of the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding discounts, commissions, fees of Underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(c)            Effectiveness.

(i)            The Company shall use commercially reasonable efforts to have each Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the ninetieth (90th) calendar day following the filing date thereof if the SEC notifies the Company that it will “review” the Registration Statement and (ii) the tenth (10th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review. The Company shall notify the Stockholders as promptly as practicable after the Registration Statement is declared effective and shall simultaneously or prior thereto file with the SEC pursuant to Rule 424(b) promulgated under the 1933 Act, and provide the Stockholders with copies of, any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(ii)            The Company shall maintain the Initial Registration Statement and any Subsequent Registration Statement in accordance with the terms hereof, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep the Initial Registration Statement and any Subsequent Registration Statement continuously effective, available for use to permit the Stockholders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the 1933 Act until such time as there are no longer any Registrable Securities.

(iii)            In the event that any Stockholder holds Registrable Securities that are not registered for resale on a delayed or continuous basis, the Company, upon written request of such Stockholder, shall promptly use its commercially reasonable efforts to cause the resale of such Registrable Securities to be covered by either, at the Company’s option, any then available Registration Statement (including by means of a post-effective amendment) or by filing a Subsequent Registration Statement and causing the same to become effective as soon as reasonably practicable after such filing and such Subsequent Registration Statement shall be subject to the terms hereof.

(iv)            For not more than ninety (90) consecutive days or for a total of not more than one-hundred twenty (120) days, in each case, in any twelve (12) month period, the Company may suspend the filing, initial effectiveness or continued use of any Registration Statement in respect of any Registration contemplated by this Section 2 in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company; (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include any Misstatement; or (C) require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control (each, an “Allowed Delay”); provided that the Company shall promptly (1) notify each Stockholder in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of a Stockholder) disclose to such Stockholder any material non-public information giving rise to an Allowed Delay, (2) advise the Stockholders in writing to cease all sales under such Registration Statement until the end of the Allowed Delay (but not, for the avoidance of doubt, any sale pursuant to Rule 144 or other applicable exemption under the 1933 Act) and (3) use commercially reasonable efforts to terminate an Allowed Delay as promptly as reasonably practicable.

(d)            Rule 415; Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 or requires any Stockholder to be named as an Underwriter, the Company shall use commercially reasonable efforts to persuade the SEC that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Stockholders is an Underwriter. The Stockholders shall have the right to select one legal counsel to review any registration or matters pursuant to this Section 2(d). In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 2(d), the SEC refuses to alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Stockholder as an Underwriter in such Registration Statement without the prior written consent of such Stockholder. Any cut-back imposed on the Stockholders pursuant to this Section 2(d) shall be allocated among the Stockholders on a pro rata basis and shall be applied first to any of the Registrable Securities of such Stockholder as such Stockholder shall designate, unless the SEC Restrictions otherwise require or provide or the Required Stockholders, Sponsor and the PIPE Investor otherwise agree. From and after the first date on which the Company is able to effect the registration of such Cut Back Shares (such date, the “Restriction Termination Date”), all of the provisions of this Section 2 (including the Company’s obligations with respect to the submission or filing of a Registration Statement and its obligations to use commercially reasonable efforts to have such Registration Statement declared effective within the time periods set forth herein) shall again be applicable to such Cut Back Shares; provided, however, that (i) the Filing Deadline for such Registration Statement including such Cut Back Shares shall be ten (10) Business Days after the Restriction Termination Date, and (ii) the date by which the Company is required to obtain effectiveness with respect to such Cut Back Shares under Section 2(c) shall be the earlier of (i) the ninetieth (90th) calendar day following the filing date thereof if the SEC notifies the Company that it will “review” the Registration Statement and (ii) the tenth (10th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review.

(e)            Underwritten Offerings.

(i)            Requests for Underwritten Shelf Takedowns. Subject to the provisions of: (A) Section 6(a), with respect to any Lock-up Party and (B) any existing lock-up arrangement then in effect, with respect to any other Stockholder, at any time and from time to time when an effective Registration Statement is on file with the SEC, a Stockholder may make a written demand (a “Demand”, and such Stockholder, a “Demanding Stockholder”) to sell all or any portion of its Registrable Securities in a firm commitment underwritten offering (an “Underwritten Offering”) that is registered pursuant to the applicable Registration Statement (each, an “Underwritten Shelf Takedown”), to be effected by the Company as soon as reasonably practicable; provided that the Company shall only be obligated to effect an Underwritten Shelf Takedown if such Underwritten Shelf Takedown shall include Registrable Securities proposed to be sold by the Demanding Stockholders, either individually or together with other Demanding Stockholders, with a total offering price reasonably expected to exceed, in the aggregate, $25 million (the “Minimum Takedown Threshold”). All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown and the expected price range of such Underwritten Shelf Takedown. A majority-in-interest of the Stockholders initiating the Demand and the Company shall have the right to jointly select the Underwriters for such Underwritten Shelf Takedown (which shall consist of one or more reputable nationally recognized investment banks). The Sponsor and the Dragonfly Stockholders may each demand not more than one (1) Underwritten Shelf Take-Down in any twelve (12) month period, for an aggregate of not more than two (2) Underwritten Shelf Take-Downs in any twelve (12) month period. Notwithstanding anything to the contrary in this Agreement, the Company may effect any Underwritten Shelf Takedown pursuant to any then effective Registration Statement, including a Form S-1 or a Form S-3, that is then available for such Underwritten Shelf Takedown.

(ii)            Reduction of Underwritten Offering. If the managing Underwriter or Underwriters for a Demand, in good faith, advises the Company, the Demanding Stockholders and the Requesting Stockholders (if any) that the dollar amount or number of shares of Registrable Securities which the Demanding Stockholders and Requesting Stockholders (if any) desire to sell, taken together with all other shares of Common Stock or other equity securities which the Company desires to sell and the shares of Common Stock or other equity securities, if any, as to which Underwritten Offering has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in such Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Number of Shares”), then the Company shall include in such Underwritten Offering the following securities in the following order of priority: (i) the Registrable Securities as to which an Underwritten Shelf Takedown has been requested by the Demanding Stockholders on a pro rata basis that can be sold without exceeding the Maximum Number of Shares; (ii) to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Registrable Securities as to which an Underwritten Shelf Takedown has been requested by the Requesting Stockholders (if any) on a pro rata basis that can be sold without exceeding the Maximum Number of Shares; (iii) any shares of Common Stock or other equity securities proposed to be sold by Company, which can be sold without exceeding the Maximum Number of Shares; and (iv) to the extent that the Maximum Number of Shares have not been reached under the foregoing clauses (i), (ii) and (iii), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to Register pursuant to separate written contractual arrangements of persons or entities other than the Holders of Registrable Securities hereunder, which can be sold without exceeding the Maximum Number of Shares.

(iii)            Withdrawal. Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used for marketing such Underwritten Shelf Takedown, a majority-in-interest of the Demanding Stockholders initiating the Underwritten Shelf Takedown shall have the right to withdraw from such offering for any or no reason whatsoever upon written notification (a “Withdrawal Notice”) to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw; provided that the Sponsor or the Dragonfly Stockholders may elect to have the Company continue an Underwritten Shelf Takedown if the Minimum Takedown Threshold would still be satisfied by the Registrable Securities proposed to be sold in the Underwritten Shelf Takedown by the Sponsor or the Dragonfly Stockholders, as applicable (including their Permitted Transferees). If withdrawn, a demand for an Underwritten Shelf Takedown shall constitute a demand for an Underwritten Shelf Takedown by the withdrawing Demanding Stockholder for purposes of Section 2(e)(i), unless such Demanding Stockholder reimburses the Company for all Registration Expenses with respect to such Underwritten Shelf Takedown (or, if there is more than one Demanding Stockholder, a pro rata portion of such Registration Expenses based on the respective number of Registrable Securities that each Demanding Stockholder has requested be included in such Underwritten Shelf Takedown); provided that, if the Sponsor or such Dragonfly Stockholders, as applicable, elects to continue an Underwritten Shelf Takedown pursuant to the proviso in the immediately preceding sentence, such Underwritten Shelf Takedown shall instead count as an Underwritten Shelf Takedown demanded by the Sponsor or such Dragonfly Stockholders, as applicable, for purposes of Section 2(e)(i). Following the receipt of any Withdrawal Notice, the Company shall promptly forward such Withdrawal Notice to any other Stockholders that had elected to participate in such Underwritten Shelf Takedown. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with an Underwritten Shelf Takedown prior to its withdrawal under this Section 2(e)(iii), other than if a Demanding Stockholder elects to pay the Registration Expenses with respect to an Underwritten Shelf Takedown pursuant to clause (ii) of the second sentence of this Section 2(e)(iii).

(f)            Piggy-Back Registration.

(i)            Piggy-Back Rights. If at any time, the Company proposes to conduct a registered offering of, or if the Company proposes to file a Registration Statement under the 1933 Act with respect to the Registration of, equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for stockholders of the Company for their account (including, without limitation, pursuant to Section 2(e)), other than a Registration Statement (or any registered offering with respect thereto) (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for an offering solely of debt that is convertible into equity securities of the Company, (iv) for a dividend reinvestment plan, (v) for a Block Trade, (vi) for an Other Coordinated Offering or (vii) that is the Equity Facility Form S-1 (as defined in the Merger Agreement), then the Company shall (x) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than ten (10) days before the anticipated filing date of such Registration Statement or, in the case of an Underwritten Shelf Takedown, the applicable “red herring” prospectus or prospectus supplement used for marketing such offering, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to Register the sale of such number of shares of Registrable Securities as such holders may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). Subject to Section 2(f)(ii), the Company shall, in good faith, cause such Registrable Securities to be included in such Piggy-Back Registration and, if applicable, shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of such Piggy-Back Registration to permit the Registrable Securities requested by the holders pursuant to this Section 2(f)(i) to be included therein on the same terms and conditions as any similar securities included in such registered offering of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Underwritten Offering.

(ii)            Reduction of Piggy-Back Registration. If the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggy-Back Registration advises the Company and the Holders of Registrable Securities participating in the Piggy-Back Registration that the dollar amount or number of shares of Common Stock or other equity securities which the Company desires to sell, taken together with shares of Common Stock or other equity securities, if any, as to which such Underwritten Offering has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, the Registrable Securities as to which such Underwritten Offering has been requested under this Section 2(f), and the shares of Common Stock or other equity securities, if any, as to which such Underwritten Offering has been requested pursuant to separate written contractual piggy-back registration rights of persons or entities other than the Holders of Registrable Securities hereunder, exceeds the Maximum Number of Shares, then the Company shall include in any such Registration or registered offering:

(1)            If the Registration is undertaken for the Company’s account: (A) the shares of Common Stock or other securities that the Company desires to sell for its own account that can be sold without exceeding the Maximum Number of Shares; (B) to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock or other securities, if any, comprised of Registrable Securities, as to which Registration has been requested pursuant to the applicable written contractual Piggy-Back Registration rights of the Stockholders pursuant to Section 2(f)(i), on a pro rata basis, that can be sold without exceeding the Maximum Number of Shares; and (C) to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to Register pursuant to separate written contractual piggy-back registration rights of persons or entities other than the Holders of Registrable Securities hereunder, which can be sold without exceeding the Maximum Number of Shares;

(2)            If the Registration or registered offering is a “demand” registration undertaken at the demand of persons or entities other than the Holders of Registrable Securities, (A) the shares of Common Stock or other securities for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (B) to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock or other securities, if any, comprised of Registrable Securities, as to which Registration has been requested pursuant to the applicable written contractual Piggy-Back Registration rights of Holders under Section 2(f)(i), on a pro rata basis, that can be sold without exceeding the Maximum Number of Shares; (C) to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other securities that the Company desires to sell for its own account that can be sold without exceeding the Maximum Number of Shares; and (D) to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B) and (C), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to Register pursuant to separate written contractual piggy-back registration rights of persons or entities other than the Holders of Registrable Securities hereunder, that can be sold without exceeding the Maximum Number of Shares; and

(3)            If the Registration or registered offering and Underwritten Shelf Takedown is pursuant to a request by a Stockholder pursuant to Section 2(e)(i) hereof, then the Company shall include in any such Registration or registered offering securities in the priority set forth in Section 2(e)(ii).

(iii)            Unlimited Piggy-Back Registration Rights. For purposes of clarity, any Registration effected pursuant to this Section 2(f) shall not be counted as a Registration pursuant to a Demand effected under Section 2(e) hereof.

(iv)            Piggyback Registration Withdrawal. Any Holder of Registrable Securities (other than a Demanding Stockholder, whose right to withdraw from an Underwritten Shelf Takedown, and related obligations, shall be governed by Section 2(e)(iii)) shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the SEC with respect to such Piggyback Registration or, in the case of a Piggyback Registration pursuant to an Underwritten Shelf Takedown, the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such Piggyback Registration used for marketing such transaction upon no less than three (3) days’ notice to the Company. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons or entities pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the SEC in connection with a Piggyback Registration (which, in no circumstance, shall include the Initial Registration Statement or any Subsequent Registration Statement) at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement (other than Section 2(e)(iii)), the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 2(f)(iv).

(g)            Block Trades; Other Coordinated Offerings.

(i)            Subject to Section 2(c)(iv), at any time and from time to time when an effective Registration Statement is on file with the SEC, if a Stockholder wishes to engage in (a) a Block Trade or (b) an “at the market” or similar registered offering through a broker, sales agent or distribution agent, whether as agent or principal (an “Other Coordinated Offering”), in each case, (x) with a total offering price reasonably expected to exceed $20 million in the aggregate or (y) with respect to all remaining Registrable Securities held by the Stockholder, then such Stockholder only needs to notify the Company of the Block Trade or Other Coordinated Offering at least two (2) business days prior to the day such offering is to commence and the Company shall use its commercially reasonable efforts to facilitate such Block Trade or Other Coordinated Offering; provided that the Stockholders representing a majority of the Registrable Securities wishing to engage in the Block Trade or Other Coordinated Offering shall use commercially reasonable efforts to work with the Company and any Underwriters, brokers, sales agents or placement agents prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Block Trade or Other Coordinated Offering.

(ii)            Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used in connection with a Block Trade or Other Coordinated Offering, a majority-in-interest of the Stockholders initiating such Block Trade or Other Coordinated Offering shall have the right to submit a Withdrawal Notice to the Company, the Underwriter or Underwriters (if any) and any brokers, sales agents or placement agents (if any) of their intention to withdraw from such Block Trade or Other Coordinated Offering. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Block Trade or Other Coordinated Offering prior to its withdrawal under this Section 2(g)(ii).

(iii)            Notwithstanding anything to the contrary in this Agreement, Section 2(f) shall not apply to a Block Trade or Other Coordinated Offering initiated by a Stockholder pursuant to this Agreement.

(iv)            The Stockholder in a Block Trade or Other Coordinated Offering shall have the right to select the Underwriters and any brokers, sales agents or placement agents (if any) for such Block Trade or Other Coordinated Offering (in each case, which shall consist of one or more reputable nationally recognized investment banks), subject to the approval of the Company (which shall not be unreasonably withheld).

(v)            For the avoidance of doubt, any Block Trade or Other Coordinated Offering effected pursuant to this Section 2(g)(v) shall not be counted as a demand for an Underwritten Shelf Takedown pursuant to Section 2(e)(i) hereof, provided that no more than two Block Trades may be demanded in any twelve-month period.

(h)            Statutory Underwriter.

(i)            In no event shall any Stockholder be identified as an underwriter in any Registration Statement; provided, that if the SEC requires that a Stockholder be identified as a statutory underwriter in a Registration Statement, the Stockholder will have the option, in its sole and absolute discretion, to either (i) withdraw from the Registration Statement, it being understood that such withdrawal shall not relieve the Company of its obligation to register for resale such Stockholder’s Registrable Securities at a later date or (ii) be included as such in the Registration Statement. In the event that a Stockholder elects to include its Registrable Securities on a Registration Statement in accordance with the foregoing clause (ii), the Company shall provide such Stockholder with a draft of such Registration Statement (and any amendments or supplements thereto) as soon as reasonably practicable, and any disclosures contained therein relating to such Stockholder shall be subject to the approval of such Stockholder (which approval shall not be unreasonably withheld or delayed).

3.            COMPANY OBLIGATIONS.

In connection with any Registration Statement, Underwritten Offering and/or Underwritten Shelf Takedown, the Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof and the intended plan of distribution, and pursuant thereto the Company will, as expeditiously as possible:

(a)            use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the date on which all Registrable Securities covered by such Registration Statement cease to be Registrable Securities (the “Effectiveness Period”) and advise the Stockholders promptly in writing when the Effectiveness Period has expired;

(b)            prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and the related Prospectus as may be necessary to keep such Registration Statement effective for the Effectiveness Period and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c)            provide copies to and permit the Stockholders to review each Registration Statement and all amendments and supplements thereto not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports) and provide the Stockholders a reasonable opportunity to comment thereon, and the Company shall consider such comments in good faith before filing any Registration Statement or amendment or supplement thereto;

(d)            furnish to each Stockholder whose Registrable Securities are included in any Registration Statement (i) promptly after the same is prepared and filed with the SEC, if requested by the Stockholder, one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Stockholder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Stockholder that are covered by such Registration Statement; provided that the Company shall have no obligation to provide any document pursuant to this clause that is available on the SEC’s EDGAR system;

(e)            use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and (ii) if such order is issued, obtain the withdrawal of any such order as soon as practicable;

(f)            prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Stockholders and their counsel in connection with the registration or qualification of such Registrable Securities for the offer and sale under the securities or blue sky laws of such jurisdictions requested by the Stockholders and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g)            use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each national securities exchange or other market on which similar securities issued by the Company are then listed;

(h)            provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

(i)            promptly notify the Stockholders, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in the Registration Statement, as then in effect, includes a Misstatement, and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include such Misstatement;

(j)            in the event of an Underwritten Offering, an Underwritten Shelf Takedown, a Block Trade, an Other Coordinated Offering, or sale by a broker, placement agent or sales agent pursuant to such Registration, in each of the following cases to the extent customary for a transaction of its type, permit a representative of the Stockholders, the Underwriters or other financial institutions facilitating such Underwritten Offering, Underwritten Shelf Takedown, Block Trade, Other Coordinated Offering or other sale pursuant to such Registration, if any, and any attorney, consultant or accountant retained by such Stockholders or Underwriter to participate, at each such person’s or entity’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, financial institution, attorney, consultant or accountant in connection with the Registration; provided, however, that such representatives, Underwriters or financial institutions agree to confidentiality arrangements in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

(k)            obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Offering, an Underwritten Shelf Takedown, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration (subject to such broker, placement agent or sales agent providing such certification or representation reasonably requested by the Company’s independent registered public accountants and the Company’s counsel) in customary form and covering such matters of the type customarily covered by “cold comfort” letters for a transaction of its type as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Stockholders;

(l)            in the event of an Underwritten Offering, an Underwritten Shelf Takedown, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, on the date the Registrable Securities are delivered for sale pursuant to such Registration, to the extent customary for a transaction of its type, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the participating Stockholders, the broker, placement agents or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the participating Stockholders, broker, placement agent, sales agent or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters. In the event no legal opinion is delivered to any broker, placement agent, sales agent or Underwriter, the Company shall furnish to each participating Stockholder, at any time that such Stockholder elects to use a prospectus, an opinion of counsel to the Company to the effect that the Registration Statement containing such prospectus has been declared effective and that no stop order is in effect;

(m)            in the event of any Underwritten Offering, an Underwritten Shelf Takedown, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, enter into and perform its obligations under an underwriting or other purchase or sales agreement, in usual and customary form, with the managing Underwriter or the broker, placement agent or sales agent of such offering or sale;

(n)            use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform the Stockholders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Stockholders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this Section 3(n), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the ninetieth (90th) day after the end of such fourth fiscal quarter);

(o)            with respect to an Underwritten Offering or an Underwritten Shelf Takedown, use its commercially reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in such Underwritten Offering or Underwritten Shelf Takedown, as applicable; and

(p)            otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the participating Stockholders, consistent with the terms of this Agreement, in connection with such Registration.

With a view to making available to the Stockholders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Stockholders to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six (6) months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect and (B) such date as all of the Registrable Securities shall have been resold pursuant to a Registration Statement or Rule 144; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; (iii) prior to the filing of any Registration Statement or any amendment thereto (whether pre-effective or post-effective) and prior to the filing of any Prospectus, provide to each Stockholder copies of all pages thereof (if any) that reference such Stockholders, and (iv) furnish to each Stockholder upon request, as long as such Stockholder owns any Registrable Securities, a written statement by the Company that it has complied with the reporting requirements of the 1934 Act.

4.            OBLIGATION OF THE INVESTORS.

(a)            Each Stockholder agrees to furnish to the Company a completed Selling Stockholder Questionnaire within ten (10) Trading Days after the Effective Date. At least ten (10) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Stockholder of the information the Company reasonably requires from that Stockholder regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, other than the information contained in the Selling Stockholder Questionnaire, if any. Each Stockholder shall furnish such information to the Company in writing promptly upon receiving such notification and, in any event, at least three (3) Trading Days prior to the applicable anticipated filing date (unless such Stockholder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement) and shall execute such documents in connection with such registration as the Company may reasonably request. Each Stockholder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Stockholder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any reasonable requests for further information as described in the previous sentence. If a Stockholder returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall use its reasonable best efforts to take such actions as are required to name such Stockholder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire or request for further information. Each Stockholder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 4(a) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(b)            Each Stockholder, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement or in connection with any Underwritten Offering hereunder, unless such Stockholder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement or such Underwritten Offering.

(c)            Each Stockholder agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(i) or (ii) the happening of an event pursuant to Section 3(i) hereof, such Stockholder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities (but not, for the avoidance of doubt, pursuant to Rule 144 or other applicable exemption under the 1933 Act), until the Stockholder is advised by the Company that such dispositions may again be made pursuant to such Registration Statement.

(d)            Each Stockholder covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to any Registration Statement.

5.            INDEMNIFICATION.

(a)            Indemnification by the Company. The Company agrees to indemnify and hold harmless each Stockholder, and each of its officers, employees, Affiliates, directors, partners, members, managers, equityholders, attorneys, advisors and agents, and each person or entity, if any, who controls (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) each Stockholder (each, a “Stockholder Indemnified Party”), to the fullest extent permitted by applicable law, from and against any expenses, losses, judgments, actions, claims, proceedings (whether commenced or threatened), damages, liabilities or costs (including, without limitation, reasonable attorneys’ fees) (collectively, “Losses”), as incurred, arising out of or based upon any Misstatement contained in any Registration Statement under which the sale of such Registrable Securities was registered under the 1933 Act, any preliminary Prospectus, final Prospectus or summary Prospectus contained in such Registration Statement, any amendment or supplement to such Registration Statement, preliminary Prospectus, final Prospectus or summary Prospectus, or any free writing prospectus relating to such Registration Statement, or any violation by the Company of the 1933 Act or any rule or regulation promulgated thereunder applicable to the Company or any state securities (or Blue Sky) law, rule or regulation and relating to action or inaction required of the Company in connection with any such Registration; and the Company shall promptly reimburse the Stockholder Indemnified Party for any reasonable, customary and documented out-of-pocket legal and any other expenses reasonably incurred, as incurred, by such Stockholder Indemnified Party in connection with investigating and defending any such Losses, except, with respect to any Stockholder of Registrable Securities, to the extent such Stockholder is liable to indemnify the Company for such Losses pursuant to Section 5(b); provided, however, that the indemnity agreement contained in this Section 5(a) shall not apply to amounts paid in settlement of any claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, and the Company will not be liable in any such case to the extent that any such losses, judgments, claims, damages, liabilities or out-of-pocket expenses arises out of or is based upon any Misstatement made in such Registration Statement in reliance upon and in conformity with information furnished to the Company, in writing, by a Stockholder Indemnified Party expressly for use therein.

(b)            Indemnification by Stockholders. Each Selling Stockholder will, in the event that any Registration of any Registrable Securities held by such Stockholder is being effected under the 1933 Act pursuant to this Agreement and the Company has required all Selling Stockholders to provide such an undertaking on the same terms, indemnify and hold harmless the Company, each of its directors and officers and each Underwriter (if any), and each other Selling Stockholder and each other person, if any, who controls another Selling Stockholder or such underwriter within the meaning of the 1933 Act, against any Losses, insofar as such Losses arise out of or are based upon any Misstatement contained in any Registration Statement under which the sale of such Registrable Securities was Registered under the 1933 Act, any preliminary Prospectus, final Prospectus or summary Prospectus contained in the Registration Statement, or any amendment or supplement thereto, if the Misstatement was made (or not made, in the case of an omission) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Selling Stockholder expressly for use therein, and shall reimburse the Company, its directors and officers, and each other Selling Stockholder for any reasonable, customary and documented out-of-pocket legal or other expenses incurred by any of them in connection with investigation or defending any such Loss. Each Selling Stockholder’s indemnification obligations hereunder shall be several, and not joint and several, and shall be proportional to and limited to the amount of any net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such Selling Stockholder pursuant to such Registration Statement from which such Losses arise, except in the case of fraud or willful misconduct by such Selling Stockholder.

(c)            Conduct of Indemnification Proceedings. Promptly after receipt by any person of any notice of any Loss in respect of which indemnity may be sought pursuant to Section 5(a) or 5(b), such person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such other person (the “Indemnifying Party”) in writing of the Loss; provided, however, that the failure by the Indemnified Party to promptly notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually and materially prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel, in addition to local counsel) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the reasonable and documented fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of any Losses for which the Indemnified Party seeks indemnification hereunder if such settlement or judgment includes any non-monetary remedies binding on the Indemnified Party, requires an admission of fault or culpability on the part of the Indemnified Party or does not include an unconditional release from all liability of the Indemnified Party in respect of such Losses.

(d)            Contribution. If the indemnification provided for in the foregoing Sections 5(a) and 5(b) is unavailable to any Indemnified Party in respect of any Loss referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such Loss, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the Misstatement relates to information supplied by such Indemnified Party or such Indemnifying Party (in the case of a Stockholder, such Misstatement was made in reliance upon and in conformity with information furnished in writing to the Company by such Stockholder expressly for use therein) and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such Misstatement. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an Indemnified Party as a result of any Loss referred to in this paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5(d), no Stockholder shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such Stockholder from the sale of Registrable Securities which gave rise to such contribution obligation, less the aggregate amount of any damages or other amounts such Stockholder has otherwise been required to pay (pursuant to Section 5(b) otherwise) as a result of the Misstatement. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

6.            LOCK-UP

(a)            Lock-Up. Subject to Section 6(b), each Lock-up Party agrees that it shall not Transfer any Lock-up Shares prior to the end of the Lock-up Period (the “Lock-up”).

(b)            Permitted Transferees. Notwithstanding the provisions set forth in Section 6(a), each Lock-up Party may Transfer the Lock-up Shares during the Lock-up Period (a) to (i) the Company’s officers or directors, (ii) any affiliates or family members of the Company’s officers or directors, (iii) any direct or indirect partners, members or equity holders of such Lock-up Party, or any related investment funds or vehicles controlled or managed by such persons or entities or their respective affiliates, or (iv) any other Lock-up Party or any direct or indirect partners, members or equity holders of such other Lock-up Party, any affiliates of such other Lock-up Party or any related investment funds or vehicles controlled or managed by such persons or entities or their respective affiliates; (b) in the case of an individual, by gift to a member of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person or entity, or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) to the partners, members or equity holders of such Lock-up Party by virtue of the Lock-up Party’s organizational documents, as amended, upon dissolution of the Lock-up Party; (f) in connection with any bona fide mortgage, encumbrance or pledge to a financial institution in connection with any bona fide loan or debt transaction or enforcement thereunder; (g) to the Company; or (h) in connection with a liquidation, merger, stock exchange, reorganization, tender offer approved by the Company’s board of directors or a duly authorized committee thereof or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property subsequent to the Closing Date. The parties acknowledge and agree that any Permitted Transferee of a Lock-up Party shall be subject to the transfer restrictions set forth in this ARTICLE 6 with respect to the Lock-Up Shares upon and after acquiring such Lock-Up Shares.

7.            MISCELLANEOUS.

(a)            Effective Date. This Agreement shall be effective as of the Effective Date.

(b)            Amendments and Waivers. Compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified only by a writing signed by the Company, the Required Stockholders and Sponsor. Notwithstanding the foregoing, this Agreement may not be amended and the observance of any term of this Agreement may not be waived with respect to any Stockholder without the written consent of such Stockholder unless such amendment or waiver applies to all Stockholders in the same fashion.

(c)            Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered upon receipt, when delivered personally or by a nationally recognized overnight delivery service or by e-mail, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:

Dragonfly Energy Corp.
1190 Trademark Drive #108
Reno, Nevada 89521

Attention:     General Counsel
Email:           legal@dragonflyenergy.com

If to any Stockholder, to it at the address set forth under such Stockholder’s name on its signature page hereto, or, in the case of a Stockholder or any other party named above, at such other address or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication; (ii) provided by affidavit of personal delivery by a delivery service selected by the Company; or (iii) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, deposit with a nationally recognized overnight delivery service or electronic transmission.

(d)            Assignments and Transfers by Stockholders.

(i)            The provisions of this Agreement shall be binding upon and inure to the benefit of the Stockholders and their respective successors and assigns. A Stockholder may transfer or assign, in whole or from time to time in part, to such Stockholder’s Permitted Transferees its rights hereunder in connection with the transfer of Registrable Securities by such Stockholder to such Permitted Transferee; provided that such Stockholder complies with all laws applicable thereto or the terms of any contract to which such Stockholder is a party, and provides written notice of assignment to the Company promptly after such assignment is effected, and such person agrees in writing to be bound by all of the provisions contained herein.

(ii)            For the avoidance of doubt, the Sponsor shall be permitted to transfer any of its rights hereunder to one or more affiliates or any direct or indirect partners, members or equity holders of the Sponsor, including a transfer of its rights in connection with a distribution of any Registrable Securities held by Sponsor to the Sponsor Members (it being understood that no such transfer shall reduce or multiply any rights of the Sponsor or such transferees). Notwithstanding anything to the contrary herein, upon a transfer by the Sponsor pursuant to this Section 7(d) to the Sponsor Members, the rights that are personal to the Sponsor shall be exercised by the Sponsor Members only with the consent of the Sponsor Managers.

(e)            Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Stockholders and Sponsor; provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Stockholders in connection with such transaction unless such securities are otherwise freely tradable by the Stockholders after giving effect to such transaction.

(f)            Other Registration Rights. Other than as provided in (i) the Warrant Agreement, dated as of August 10, 2021, between the Company and Continental Stock Transfer & Trust Company, (ii) the Equity Facility Definitive Documentation (as defined in the Merger Agreement) and (iii) the $10 warrant and penny warrant to be issued under the Debt Financing (as defined in the Merger Agreement), the Company represents and warrants that no person or entity, other than a Stockholder holding Registrable Securities, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration Statement filed by the Company for the sale of securities for its own account or for the account of any other person or entity. The Company hereby agrees and covenants that it will not grant rights to register any Common Stock (or securities convertible into or exchangeable for Common Stock) pursuant to the Securities Act that are more favorable or senior to those granted to the Holders hereunder without (a) the prior written consent of the Required Stockholders and Sponsor (in each case, not to be unreasonably withheld); or (b) granting economically and legally equivalent rights to the Stockholders hereunder such that the Stockholders shall receive the benefit of such more favorable or senior terms and/or conditions. Further, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

(g)            Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement (including Section 5 hereof).

(h)            Counterparts; Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A PDF or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by email or other electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered legal, valid, binding and effective for all purposes. The parties hereto hereby agree that no party shall raise the execution of a PDF or other reproduction of this Agreement, or the fact that any signature or document was transmitted or communicated by e-mail or other electronic transmission device, as a defense to the formation of this Agreement.

(i)            Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(j)            Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(k)            Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(l)            No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties thereto express their mutual intent, and no rules of strict construction will be applied against any party.

(m)            Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(n)            Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

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IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

COMPANY:

DRAGONFLY ENERGY HOLDINGS CORP.

By:	/s/ Denis Phares
	Name:	Denis Phares
	Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

STOCKHOLDER:

Denis Phares
Name of Stockholder

/s/Denis Phares
(Signature)

Denis Phares
Name of Signing Party (Please Print)

Chief Executive Officer
Title of Signing Party (Please Print)

Tax ID #

October 7th, 2022
Date Signed

[Signature Page to Registration Rights Agreement]

STOCKHOLDER:

PHARES 2021 GRAT DATED JULY 9, 2021
Name of Stockholder

/s/Denis Phares
(Signature)

Denis Phares
Name of Signing Party (Please Print)

Title of Signing Party (Please Print)

Tax ID #

October 7, 2022
Date Signed

[Signature Page to Registration Rights Agreement]

STOCKHOLDER:

John Marchetti
Name of Stockholder

/s/John Marchetti
(Signature)

John Marchetti
Name of Signing Party (Please Print)

Chief Financial Officer
Title of Signing Party (Please Print)

Tax ID #

October 7, 2022
Date Signed

[Signature Page to Registration Rights Agreement]

STOCKHOLDER:

NICHOLS GRAT I DATED JUNE 14, 2021
Name of Stockholder

/s/Sean Nichols
(Signature)

Sean Nichols
Name of Signing Party (Please Print)

Title of Signing Party (Please Print)

Tax ID #

October 7, 2022
Date Signed

[Signature Page to Registration Rights Agreement]

STOCKHOLDER:

NICHOLS LIVING TRUST 2015
Name of Stockholder

/s/Sean Nichols
(Signature)

Sean Nichols
Name of Signing Party (Please Print)

Title of Signing Party (Please Print)

Tax ID #

October 7, 2022
Date Signed

[Signature Page to Registration Rights Agreement]

STOCKHOLDER:

Sean Nichols
Name of Stockholder

/s/Sean Nichols
(Signature)

Sean Nichols
Name of Signing Party (Please Print)

Chief Operating Officer
Title of Signing Party (Please Print)

Tax ID #

October 7, 2022
Date Signed

[Signature Page to Registration Rights Agreement]

STOCKHOLDER:

Nicole Harvey
Name of Stockholder

/s/Nicole Harvey
(Signature)

Nicole Harvey
Name of Signing Party (Please Print)

General Counsel, Compliance Officer and Corporate Secretary
Title of Signing Party (Please Print)

Tax ID #

October 7, 2022
Date Signed

[Signature Page to Registration Rights Agreement]

STOCKHOLDER:

DYNAVOLT TECHNOLOGY (HK) LTD.
Name of Stockholder

/s/Leonard Chen
(Signature)

Leonard Chen
Name of Signing Party (Please Print)

PRESIDENT
Title of Signing Party (Please Print)

Tax ID #

October 7, 2022
Date Signed

[Signature Page to Registration Rights Agreement]

STOCKHOLDER:

Jon Biele
Name of Stockholder

/s/Jon Biele
(Signature)

Jon Biele
Name of Signing Party (Please Print)

Jon Biele Resigning
Director
Title of Signing Party (Please Print)

Tax ID #

10/4/2022
Date Signed

STOCKHOLDER:

Jory Des Jardins
Name of Stockholder

/s/Jory Des Jardins
(Signature)

Jory Des Jardins
Name of Signing Party (Please Print)

Resigning Director
Title of Signing Party (Please Print)

Tax ID #

10/4/2022
Date Signed

STOCKHOLDER:

Perry Boyle
Name of Stockholder

/s/Perry Boyle
(Signature)

Perry Boyle
Name of Signing Party (Please Print)

Director
Title of Signing Party (Please Print)

Tax ID #

October 7, 2022
Date Signed

STOCKHOLDER:

Roderick Hardamon
Name of Stockholder

/s/Roderick Hardamon
(Signature)

Roderick Hardamon
Name of Signing Party (Please Print)

Resigning Director
Title of Signing Party (Please Print)

Tax ID #

10/5/2022
Date Signed

STOCKHOLDER:

Hitesh ThaKRAR
Name of Stockholder

/s/Hitesh Thakrar
(Signature)

Hitesh ThaKRAR
Name of Signing Party (Please Print)

hitesh thakrar
Title of Signing Party (Please Print)

Tax ID #

10/5/2022
Date Signed

STOCKHOLDER:

Todd Thomson
Name of Stockholder

/s/Todd Thomson
(Signature)

Todd Thomson
Name of Signing Party (Please Print)

Resigning Director
Title of Signing Party (Please Print)

Tax ID #

10/4/2022
Date Signed

STOCKHOLDER:

Chardan Capital Markets LLC
Name of Stockholder

/s/Jonas Grossman
(Signature)

Jonas Grossman
Name of Signing Party (Please Print)

President
Title of Signing Party (Please Print)

Tax ID #

October 7, 2022
Date Signed

STOCKHOLDER:

Chardan NexTech Investments 2 LLC
Name of Stockholder

/s/Jonas Grossman
(Signature)

Jonas Grossman
Name of Signing Party (Please Print)

Manager
Title of Signing Party (Please Print)

Tax ID #

October 7, 2022
Date Signed

STOCKHOLDER:

Chardan NexTech Warrant Holdings LLC
Name of Stockholder

/s/Jonas Grossman
(Signature)

Jonas Grossman
Name of Signing Party (Please Print)

President
Title of Signing Party (Please Print)

Tax ID #

October 7, 2022
Date Signed

EXHIBIT A

Initial Stockholders

Stockholder Name	Initial Shares	Initial Warrants
Jonathan Biele	22,000	-
Perry Boyle	22,000	-
Roderick Hardamon	22,000	-
Jory Des Jardins	22,000	-
Hitesh Thakrar	22,000	-
Todd Thomson	22,000	-
Chardan NexTech Investments 2 LLC	3,030,500	-
Chardan NexTech 2 Warrant Holdings LLC	-	4,627,858
Total:	3,162,500	4,627,858

Dragonfly Stockholders

Stockholder Name	Merger Shares	Earnout Shares
Denis Phares	14,858,517	15,222,892
Phares 2021 GRAT dated July 9, 2021	1,217,906	1,262,842
Sean Nichols	298,461	125,619
Nichols Living Trust 2015	3,383,142	3,507,968
Nichols GRAT I dated June 14, 2021	54,393	56,400
John Marchetti	236,417	0
Nicole Harvey	120,572	12,256
Dynavolt Technology (HK) Ltd	11,820,900	12,257,052

Other Stockholders

Stockholder Name	Shares
Chardan Capital Markets, LLC	500,000